Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$756,852,059.56	$549,147,411.09	$1,305,999,470.65
Number of Automobile Loan Contracts	30,639	32,598	63,237
Percent of Aggregate Principal Balance	57.95%	42.05%	100.00%
Average Principal Balance	$24,702.24	$16,846.05	$20,652.46
Range of Principal Balances	($324.92 to $84,864.45)	($252.33 to $83,063.61)	($252.33 to $84,864.45)
Weighted Average APR (1)	10.57%	14.59%	12.26%
Range of APRs	(1.00% to 28.00%)	(1.90% to 29.99%)	(1.00% to 29.99%)
Weighted Average Remaining Term	67	65	66
Range of Remaining Terms	(3 to 75 months)	(3 to 75 months)	(3 to 75 months)
Weighted Average Original Term	72	70	71
Range of Original Terms	(24 to 75 months)	(24 to 75 months)	(24 to 75 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	Custom Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	9.38%
	215-224	10.94%	Less than 540	21.95%
	225-244	31.92%	540-599	45.58%
	245-259	22.93%	600-659	30.42%
	260 and greater	24.82%	660 and greater	2.06%

Weighted Average Score	245		576

(1)	Proprietary credit score developed and utilized by the sponsor to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. A custom score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the Custom Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the custom score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. The sponsor utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$2,339,172.50	0.18%	85	0.13%
2.000% to 2.999%	56,307,060.18	4.31%	1,808	2.86%
3.000% to 3.999%	10,925,766.28	0.84%	407	0.64%
4.000% to 4.999%	16,442,817.67	1.26%	645	1.02%
5.000% to 5.999%	36,807,553.73	2.82%	1,442	2.28%
6.000% to 6.999%	61,113,602.83	4.68%	2,109	3.34%
7.000% to 7.999%	90,277,483.87	6.91%	3,127	4.94%
8.000% to 8.999%	74,204,541.42	5.68%	3,087	4.88%
9.000% to 9.999%	88,864,919.02	6.80%	3,777	5.97%
10.000% to 10.999%	94,473,255.41	7.23%	4,198	6.64%
11.000% to 11.999%	97,571,277.87	7.47%	4,678	7.40%
12.000% to 12.999%	109,009,853.78	8.35%	5,460	8.63%
13.000% to 13.999%	92,895,459.83	7.11%	4,735	7.49%
14.000% to 14.999%	102,302,878.55	7.83%	5,390	8.52%
15.000% to 15.999%	78,373,625.90	6.00%	4,320	6.83%
16.000% to 16.999%	75,817,377.59	5.81%	4,325	6.84%
17.000% to 17.999%	68,802,708.07	5.27%	3,956	6.26%
18.000% to 18.999%	64,753,974.07	4.96%	3,884	6.14%
19.000% to 19.999%	28,551,252.91	2.19%	1,841	2.91%
20.000% to 20.999%	23,692,319.06	1.81%	1,603	2.53%
21.000% to 21.999%	14,091,691.38	1.08%	1,014	1.60%
22.000% to 22.999%	7,717,294.53	0.59%	544	0.86%
23.000% to 23.999%	5,892,315.77	0.45%	438	0.69%
24.000% to 24.999%	3,600,808.71	0.28%	273	0.43%
25.000% to 25.999%	811,220.37	0.06%	62	0.10%
26.000% to 26.999%	270,449.66	0.02%	21	0.03%
27.000% to 27.999%	44,905.97	0.00%	4	0.01%
28.000% to 28.999%	23,747.37	0.00%	2	0.00%
29.000% to 29.999%	20,136.35	0.00%	2	0.00%

TOTAL	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$25,381,034.51	1.94%	1,170	1.85%
Alaska	2,336,471.37	0.18%	101	0.16%
Arizona	28,092,181.56	2.15%	1,331	2.10%
Arkansas	15,397,626.38	1.18%	692	1.09%
California	101,060,874.28	7.74%	4,991	7.89%
Colorado	19,996,296.75	1.53%	1,008	1.59%
Connecticut	8,231,150.15	0.63%	462	0.73%
Delaware	4,583,671.66	0.35%	245	0.39%
District of Columbia	3,450,202.90	0.26%	168	0.27%
Florida	92,417,572.21	7.08%	4,745	7.50%
Georgia	57,892,254.91	4.43%	2,578	4.08%
Guam	1,223,674.04	0.09%	54	0.09%
Hawaii	4,019,858.71	0.31%	198	0.31%
Idaho	2,223,555.84	0.17%	121	0.19%
Illinois	50,827,936.64	3.89%	2,523	3.99%
Indiana	27,812,551.71	2.13%	1,489	2.35%
Iowa	5,147,200.19	0.39%	273	0.43%
Kansas	6,379,039.10	0.49%	311	0.49%
Kentucky	20,502,158.03	1.57%	1,038	1.64%
Louisiana	34,590,333.80	2.65%	1,454	2.30%
Maine	3,868,696.43	0.30%	234	0.37%
Maryland	33,650,937.20	2.58%	1,631	2.58%
Massachusetts	18,112,532.32	1.39%	1,031	1.63%
Michigan	22,045,337.95	1.69%	1,319	2.09%
Minnesota	9,063,993.89	0.69%	513	0.81%
Mississippi	21,260,098.03	1.63%	977	1.54%
Missouri	27,908,169.86	2.14%	1,386	2.19%
Montana	3,505,611.81	0.27%	161	0.25%
Nebraska	4,098,554.54	0.31%	202	0.32%
Nevada	11,108,949.44	0.85%	481	0.76%
New Hampshire	4,249,358.71	0.33%	257	0.41%
New Jersey	24,586,921.24	1.88%	1,324	2.09%
New Mexico	21,537,986.80	1.65%	954	1.51%
New York	40,378,281.05	3.09%	2,101	3.32%
North Carolina	40,927,077.97	3.13%	1,959	3.10%
North Dakota	2,095,968.19	0.16%	95	0.15%
Ohio	47,053,789.75	3.60%	2,668	4.22%
Oklahoma	25,654,327.66	1.96%	1,169	1.85%
Oregon	7,244,402.40	0.55%	388	0.61%
Pennsylvania	48,295,925.21	3.70%	2,684	4.24%
Rhode Island	2,104,195.91	0.16%	131	0.21%
South Carolina	23,680,338.80	1.81%	1,139	1.80%
South Dakota	1,680,013.03	0.13%	88	0.14%
Tennessee	30,506,237.66	2.34%	1,435	2.27%
Texas	243,116,220.43	18.62%	10,183	16.10%
Utah	5,189,910.90	0.40%	238	0.38%
Vermont	1,563,924.61	0.12%	82	0.13%
Virginia	25,886,744.89	1.98%	1,242	1.96%
Washington	13,668,111.50	1.05%	687	1.09%
West Virginia	13,035,870.74	1.00%	605	0.96%
Wisconsin	14,336,211.88	1.10%	787	1.24%
Wyoming	2,933,042.11	0.22%	128	0.20%
Other (3)	86,083.00	0.01%	6	0.01%

TOTAL	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	30.09%
	100-109	22.24%
	110-119	21.69%
	120-129	17.36%
	130-139	7.39%
	140-149	1.08%
	150 and greater	0.15%

Weighted Average Wholesale LTV	108%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Distribution of the Automobile Loan Contracts by Original Term

as of the Cutoff Date

Original Term to Scheduled Maturity	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1 – 24 months	$56,285.86	0.00%	8	0.01%
25 – 36 months	1,919,473.82	0.15%	206	0.33%
37 – 48 months	8,988,076.31	0.69%	725	1.15%
49 – 60 months	86,852,506.20	6.65%	6,158	9.74%
61 – 72 months	1,161,712,130.44	88.95%	54,720	86.53%
73 – 75 months	46,470,998.02	3.56%	1,420	2.25%

TOTAL	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick (3)	$42,038,853.56	3.22%	1,801	2.85%
Cadillac (3)	37,900,898.13	2.90%	1,301	2.06%
Chevrolet (3)	529,776,533.92	40.56%	23,255	36.77%
Chrysler	35,261,418.11	2.70%	1,974	3.12%
Dodge	65,283,185.46	5.00%	3,582	5.66%
Ford	86,207,758.79	6.60%	4,642	7.34%
GMC (3)	82,567,137.33	6.32%	2,815	4.45%
Honda	25,336,950.36	1.94%	1,520	2.40%
Hyundai	47,631,171.01	3.65%	2,882	4.56%
Jeep	44,912,700.60	3.44%	2,173	3.44%
Kia	64,126,688.72	4.91%	3,752	5.93%
Mitsubishi	14,151,292.94	1.08%	828	1.31%
Nissan	80,385,686.42	6.16%	4,685	7.41%
RAM	17,751,984.36	1.36%	538	0.85%
Toyota	50,714,831.46	3.88%	2,889	4.57%
Other (4)	81,952,379.48	6.28%	4,600	7.27%

Total	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $518,004,756.63, or approximately 40% of the total pool. The total Aggregate Principal Balance of all new GM vehicles originated under subvention programs accounts for approximately 24% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,933,678.59	0.30%	163	0.26%
Full-Size Van/Truck	219,939,432.24	16.84%	7,299	11.54%
Full-Size SUV	84,398,927.08	6.46%	2,625	4.15%
Mid-Size Car	298,216,712.60	22.83%	16,151	25.54%
Mid-Size SUV	316,685,765.17	24.25%	15,266	24.14%
Economy/Compact Car	243,305,363.43	18.63%	15,267	24.14%
Compact Van/Truck	40,323,027.96	3.09%	2,056	3.25%
Sports Car	96,280,122.42	7.37%	4,284	6.77%
Segment Unavailable (4)	2,916,441.16	0.22%	126	0.20%

Total	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2016-4

Final Pool as of the Cutoff Date

10/4/2016

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,186,047,123.40	90.82%	53,194	84.12%
1	39,045,055.82	2.99%	2,132	3.37%
2+	80,907,291.43	6.20%	7,911	12.51%

Total	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,255,027,139.51	96.10%	58,436	92.41%
1	16,509,344.88	1.26%	1,408	2.23%
2+	34,462,986.26	2.64%	3,393	5.37%

Total	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,296,033,589.29	99.24%	62,265	98.46%
1	6,639,837.18	0.51%	635	1.00%
2+	3,326,044.18	0.25%	337	0.53%

Total	$1,305,999,470.65	100.00%	63,237	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.